Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-112102) of Solitron Devices, Inc. of our report dated June 7, 2005, relating to the financial statements, which appears in this Form 10-KSB.





                                                    /s/ Goldstein Lewin & Co.
                                                    Certified Public Accountants

Boca Raton, Florida
June 15, 2005